UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __ )

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[  ]  Soliciting Material Pursuant to §240.14a-12

Glimcher Realty Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913(01-05)                valid OMB control number

GLIMCHER REALTY TRUST
180 East Broad Street
Columbus, Ohio 43215

May 14, 2010

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Glimcher Realty Trust, which will be held on Tuesday, June 29, 2010, beginning at 11:00 A.M., local time, at the corporate headquarters of Glimcher Realty Trust, located at 180 East Broad Street, 21st Floor, Columbus, Ohio 43215, for the purposes stated in the attached Notice of Special Meeting of Shareholders.

We are pleased to inform you that we are taking advantage of the Securities and Exchange Commission rules that allow us to provide our proxy materials to you over the Internet. We believe this change will expedite your receipt of our proxy materials while reducing our need to print and ship our proxy materials, which both lowers the costs of delivery and reduces the environmental impact of our Special Meeting. On or about May 14, 2010, we mailed to our shareholders a notice containing instructions on how to access our proxy materials and how to vote. This notice also contained instructions on how you can receive a paper copy of our proxy materials.

It is very important that your common shares be represented at the Special Meeting.  Whether or not you plan to attend, we hope that you will vote your shares as promptly as possible.  Information about the Special Meeting and the various matters on which the holders of our common shares of beneficial interest will act is included in the Notice of Special Meeting of Shareholders and Proxy Statement that follow.

Sincerely,
Michael P. Glimcher
Chairman of the Board & Chief Executive

GLIMCHER REALTY TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On June 29, 2010

A Special Meeting of Shareholders (the “Special Meeting”) of Glimcher Realty Trust, a Maryland real estate investment trust (the “Company”), will be held at the corporate headquarters of the Company, located at 180 East Broad Street, 21st Floor, Columbus, Ohio 43215, on Tuesday, June 29, 2010, at 11:00 A.M., local time, for the following purposes:

1.
To consider and vote upon a proposal to amend the Company’s Amended and Restated Declaration of Trust to increase the number of authorized shares of beneficial interest from 100,000,000 to 150,000,000; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

The close of business on Friday, May 7, 2010, has been designated as the record date for determining the holders of record of the Company’s common shares of beneficial interest, $0.01 par value per share, entitled to receive notice of and to vote at the Special Meeting. The Company recommends that you vote “FOR” Proposal 1 above.

YOUR VOTE IS VERY IMPORTANT. ACCORDINGLY, YOU ARE URGED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON AT THE LOCATION STATED ABOVE.

If you are a shareholder of record then you may change your vote or revoke your proxy at any time before your proxy is exercised at the Special Meeting by following the voting instructions found on the Notice Regarding the Internet Availability of Proxy Materials that you received or by filing with the Secretary of the Company a duly signed revocation or another proxy card bearing a later date than the initial proxy card submitted. Alternatively, you may also change your proxy vote by attending the Special Meeting in person and voting in person; however, mere attendance at the Special Meeting will not serve to revoke a proxy unless you specifically request such a revocation. If your shares are held in a stock brokerage account or by a bank or other nominee, then you must contact the institution or representative that holds your shares and follow its instructions for revoking your proxy.

By Order of the Board of Trustees
Kim A. Rieck
Senior Vice President, General Counsel,
& Secretary
May 14, 2010
Columbus, Ohio

GLIMCHER REALTY TRUST
180 East Broad Street
Columbus, Ohio  43215

PROXY STATEMENT

Special Meeting of Shareholders
June 29, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of Glimcher Realty Trust, a Maryland real estate investment trust, of proxies from the holders of its issued and outstanding common shares of beneficial interest, $0.01 par value per share (the “Common Shares” or “Common Stock”), to be exercised at a Special Meeting of Shareholders and any adjournment(s) or postponement(s) of such meeting (the “Special Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Meeting Notice”). From time to time throughout this Proxy Statement, Glimcher Realty Trust will be referred to as the “Company,” “we,” “us,” or “our company.”

PURPOSE OF THE SPECIAL MEETING

As of Friday, May 7, 2010, the Company had 68,920,383 Common Shares issued and outstanding, 4,942,413 Common Shares reserved for issuance to provide for exercise of stock options and redemption of limited partnership operating units in Glimcher Properties Limited Partnership (“GPLP”), an affiliate of the Company, 11,900,000 shares designated and issued as preferred shares, and 1,702,383 Common Shares reserved for issuance under our Distribution Reinvestment and Share Purchase Plan (the “Plan”). Thus, only 12,534,821 shares of the 100,000,000 authorized shares currently remain available for issuance. As a result, the Company may not have a sufficient number of authorized shares available for issuance for future capital raising activities, mergers and acquisitions, share splits, and other corporate purposes.  Accordingly, the Executive Committee of the Board of Trustees, pursuant to its delegated authority, unanimously approved a proposal to amend the Company’s Amended and Restated Declaration of Trust (“Declaration of Trust”) to increase the number of authorized shares from 100,000,000 to 150,000,000 so that sufficient additional shares will be available for issuance from time to time for such purposes.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Time and Place of the Special Meeting

The Special Meeting will be held at the offices of the Company, 180 East Broad Street, 21st Floor, Columbus, Ohio 43215, on Tuesday, June 29, 2010, at 11:00 A.M., local time.

Proxy Recipients

Holders of record of the Common Shares at the close of business on Friday, May 7, 2010 (the “Record Date”) received a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) that was sent to shareholders on or about May 14, 2010. Instead of initially mailing a printed copy of the Meeting Notice, this Proxy Statement, and a proxy card (or voting instruction form for Common Shares held in a stock brokerage account or by a bank, trustee, or other nominee (“Voting Instruction Form”)) (collectively, the “Proxy Materials”), to each shareholder, we are making our Proxy Materials available to shareholders on the Internet. If you received the Internet Notice by mail, you will not receive a printed copy of the Proxy Materials unless you request it in the manner described in the Internet Notice. The Internet Notice explains how to access and review this Proxy Statement as well as how you may vote by proxy.  As of the Record Date, the Company had 68,920,383 issued and outstanding Common Shares entitled to vote at the Special Meeting.

Proxy Voting

Individuals and entities holding the Common Shares at the close of business on the Record Date will be asked to consider and vote upon the following proposal (the “Proposal”):

1.	To consider and vote upon a proposal to amend the Company’s Declaration of Trust to increase the number of authorized shares of beneficial interest from 100,000,000 to 150,000,000.

Each shareholder is entitled to one vote per Common Share owned by such holder.  You should read this Proxy Statement to decide how you want to vote on the Proposal.

Types of Shareholders & Specifying Your Vote

If you hold Common Shares that are registered directly in your name with Computershare Investor Services, LLC, the Company’s transfer agent, you are considered the shareholder of record with respect to those Common Shares.  If you hold Common Shares that are held in a stock brokerage account, by a bank, or other nominee, you are considered the beneficial owner of those Common Shares, and those Common Shares are held in “street name.”

If you hold Common Shares in your name then you may vote those Common Shares by proxy or you may vote in person by attending the Special Meeting.  If you elect to vote your Common Shares by proxy prior to the Special Meeting, then you may vote:

•	via the Internet at www.proxyvote.com;

•	by telephone (see the instructions at www.proxyvote.com); or

•	by requesting, completing, and mailing in a paper proxy card as outlined in the Internet Notice.

In the event that you hold Common Shares in “street name,” the rules of the New York Stock Exchange (“NYSE”) require your broker, banker, or other nominee to obtain your voting instructions with respect to those Common Shares before voting on non-routine matters, such as the amendment of our Declaration of Trust presented in the Proposal.  Broker non-votes are shares that are held in street name by a broker, banker, or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Since only one non-routine proposal will be considered at the Special Meeting, there will be no broker non-votes.  Please see the voting instructions provided by your bank or broker for use in instructing your banker or broker how to vote your Common Shares held in street name.

If your Common Shares are held in street name and you do not give instructions as to how you want your Common Shares voted, under current NYSE rules, your broker, banker, or other nominee will not be able to vote your Common Shares with respect to the Proposal.  In that case, your Common Shares will not be counted for the purpose of establishing a quorum to conduct business at the Special Meeting and will have the same effect as if they were “against” the Proposal.

Shareholders have no dissenters’ rights of appraisal with respect to the Proposal.  The Company does not presently intend to bring any business other than that described in the Proposal before the Special Meeting.

Conducting the Special Meeting

In order for us to properly conduct business at the Special Meeting, a quorum must be present.  Under our Amended and Restated Bylaws (the “Bylaws”), the presence, in person or by proxy, of a majority of all votes entitled to be cast at the Special Meeting will constitute a quorum.

Under the Declaration of Trust, the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote on the Proposal at the Special Meeting at which a quorum is present is required to amend the Declaration of Trust as described in the Proposal.

Shareholders of record who sign and return their proxy card, but fail to specify how to vote their Common Shares, will have their shares voted as follows: (i) FOR amendment to the Declaration of Trust, and (ii) in the proxy holder’s discretion with respect to any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Changing or Revoking Your Proxy Vote

If you are a shareholder of record, then you may change your vote or revoke your proxy at any time before your proxy is exercised at the Special Meeting by following the voting instructions found on the Internet Notice that you received or by filing with the Secretary of the Company a duly signed revocation or another Proxy Card bearing a later date than the initial proxy submitted. Alternatively, you may also change or revoke your proxy vote by attending the Special Meeting in person and voting in person; provided however, that mere attendance at the Special Meeting will not serve to change or revoke a proxy unless you specifically request such a revocation or change. If you hold your Common Shares in street name then you must contact the institution or representative that holds your shares and follow its instructions for changing or revoking a proxy.

Abstentions & Broker Non-Votes

Abstentions occur when a shareholder is present, in person or by proxy at a meeting, but abstains from voting as to a particular matter. As described earlier, broker non-votes occur when a broker, bank, or other nominee holding Common Shares for a beneficial owner that is present at a meeting by proxy, but does not vote on a particular proposal because the banker, broker, or other nominee does not have discretionary voting power with respect to the proposal and has not received voting instructions from the beneficial owner.  Because the Proposal is a non-routine matter and is the only proposal under consideration, no broker non-votes can occur at the Special Meeting.  Abstentions will be considered present for the purposes of determining a quorum.  Abstentions will have the same effect as a vote “against” the Proposal.

Attending the Special Meeting

Our Special Meeting will be held on Tuesday, June 29, 2010, at 11:00 A.M., local time, at the corporate headquarters of the Company, located at 180 East Broad Street, 21st Floor, Columbus, Ohio 43215. All holders of the Common Shares or their duly authorized proxies should be prepared to present photo identification for admission to the Special Meeting. If you hold your Common Shares in street name then you may be asked to present proof of beneficial ownership of the Common Shares as of the Record Date. Examples of acceptable evidence of ownership include your most recent brokerage statement (as of the date of the Special Meeting) showing ownership of Common Shares prior to the Record Date or a photocopy of your Voting Instruction Form. Persons acting as proxies must bring a valid proxy from a shareholder of record as of the Record Date. Your late arrival or failure to comply with these procedures could affect your ability to participate in the Special Meeting. No cameras, recording equipment, electronic devices, or excessively large bags or packages will be permitted in the Special Meeting.  Directions to the Special Meeting are as follows:

From the North:

Take I-71 South toward Columbus, Ohio.
Take the US-40/Broad Street exit, Exit 108B.
Turn right onto East Broad Street and travel 0.7 miles.
180 East Broad Street will be on your right, on the corner of East Broad Street and 4th Street.

From the South:

Take I-71 North toward Columbus, Ohio.
Take the 4th Street/US-23 Exit 100B and travel 0.1 miles.
Turn left onto South 4th Street/US-33 West/WS-23 North and travel 0.7 miles.
180 East Broad Street will be on your right, on the corner of East Broad Street and 4th Street.

From the East:

Take I-70 West toward Columbus, Ohio.
Take the 4th Street/US-23 Exit 100B and travel 0.1 miles.
Turn right onto South 4th Street/US-33 West/WS-23 North and travel 0.7 miles.
180 East Broad Street will be on your right, on the corner of East Broad Street and 4th Street.

From the West:

Take I-70 East toward Columbus, Ohio.
Take the 4th Street/US-23 Exit 100B and travel 0.1 miles.
Turn left onto South 4th Street/US-33 West/WS-23 North and travel 0.7 miles.
180 East Broad Street will be on your right, on the corner of East Broad Street and 4th Street.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

PROPOSAL FOR SHAREHOLDER CONSIDERATION AT THE SPECIAL MEETING

The following proposal will be presented at the Special Meeting and voted on by holders of the Company’s Common Shares at the close of business on the Record Date and represented at the Special Meeting in person or by proxy.

Proposal 1:  Amend the Company’s Declaration of Trust to Increase the Number of Authorized Shares of Beneficial Interest

The Executive Committee of the Board of Trustees, pursuant to its delegated authority, unanimously recommends that shareholders approve an amendment (the “Amendment”) to Article VI, Section 6.1 of the Company’s Declaration of Trust to increase the total number of authorized shares of beneficial interest from 100,000,000 to 150,000,000. If the Amendment is approved by the shareholders, it will become effective upon filing Articles of Amendment to the Declaration of Trust with the Maryland State Department of Assessments and Taxation.  The full text of the proposed Amendment is set forth in Appendix A to this proxy statement.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

As of the Record Date, the Company had 68,920,383 shares issued and outstanding, 4,942,413 shares reserved for issuance to provide for exercise of options and redemption of limited partnership operating units in GPLP, and 11,900,000 shares designated and issued as preferred shares, and 1,702,383 Common Shares reserved for issuance under the Plan. Thus, only 12,534,821 shares of the 100,000,000 authorized shares currently remain available for issuance. As a result, the Company may not have a sufficient number of authorized shares available for issuance for future capital raising activities, mergers and acquisitions, share splits, and other corporate purposes.

The purpose of the proposed Amendment is to provide the Company with enough authorized shares for future capital raising activity and mergers and acquisitions in a manner consistent with its established past practices as well as other general corporate purposes, including issuance of shares and share options under shareholder approved employee benefit plans. The Board of Trustees believes that the increase in the total number of authorized shares will help the Company to meet its future needs and enhance its flexibility to respond quickly to market opportunities and conditions to execute transactions requiring the issuance of securities. Failure to implement the proposed Amendment could, in effect, prevent the Company from continuing the pursuit of effective strategies to access capital in the public and private markets.

The Board of Trustees, or a duly authorized committee thereof, will determine whether, when and on what terms the issuance of common shares, preferred shares or other securities of the Company may be warranted in connection with the purpose described above and, with respect to any preferred shares, the Board of Trustees, or a duly authorized committee thereof, will determine the terms of the securities, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters. If the Amendment is approved by the shareholders, the additional common shares or preferred shares will be available for issuance from time to time without further action by the shareholders, unless required by applicable law, regulatory agencies or the rules of any stock exchange in which the Common Shares are then listed or quoted. Under the Company's Declaration of Trust, shareholders do not have preemptive rights with respect to the shares.

The Company has not proposed the Amendment with the intention of using the additional shares for anti-takeover purposes, although the Company could theoretically use the additional shares in the future to make it more difficult or to discourage an attempt to acquire control of the Company. As of this date, the Company is unaware of any pending or threatened efforts to acquire control of the Company.

Furthermore, the submission of this proposal is not part of any plan by the Company’s Board of Trustees or management to engage in any transaction which would require the approval of this proposed increase.

VOTE REQUIRED

Under the Declaration of Trust, the affirmative vote of not less than a majority of the Common Shares then outstanding and entitled to vote on the Proposal is necessary to approve the proposed Amendment. Abstentions will have the effect of a vote “AGAINST” the proposed Amendment to the Declaration of Trust.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S DECLARATION OF TRUST TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

EXCEPT WHERE OTHERWISE INSTRUCTED AND AS PERMITTED UNDER NYSE RULES, COMPLETED PROXIES THAT HAVE BEEN SOLICITED BY THIS PROXY STATEMENT WILL BE VOTED FOR THE PROPOSAL.

INFORMATION ABOUT SECURITY OWNERSHIP

The tables and accompanying footnotes set forth below under the heading “Common Stock Ownership of Certain Beneficial Owners and Management” provide the beneficial ownership information for each trustee, trustee nominee, the Named Executives (as each is identified in the Company’s definitive proxy statement for its 2010 Annual Meeting of Shareholders), and all trustees and executive officers as a group of the Company’s Common Shares and other equity securities as well as all other persons known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding Common Shares and such other classes of equity securities of the Company as of the Record Date, except as otherwise noted.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name of Beneficial Owner (1)	Amount Beneficially Owned(2), (3)	Percent Of Class

Herbert Glimcher	2,302,952(6)	3.28%	(4)
Michael P. Glimcher	862,807(7)	1.24%	(4)
George A. Schmidt	347,923(8)		(5)
Thomas J. Drought, Jr.	100,277(9)		(5)
Mark E. Yale	134,900(10)		(5)
Marshall A. Loeb	157,066(11)		(5)
David M. Aronowitz	30,900(12)		(5)
Richard F. Celeste	15,900(13)		(5)
Wayne S. Doran	28,900(14)		(5)
Howard Gross	16,900(15)		(5)
Timothy J. O’Brien	7,900(16)		(5)
Niles C. Overly	119,900(17)		(5)
Alan R. Weiler	121,057(18)		(5)
William S. Williams	17,900(19)		(5)
All trustees and executive officers as a group (16 persons)	4,354,448	6.11%	(4)
The Vanguard Group, Inc.	5,717,612(20)	8.30%	(23)
Weiss Multi-Strategy Advisers LLC and related persons	4,312,290(21)	6.26%	(23)
TIAA-CREF Investment Management, LLC and Teachers Advisors, Inc.	3,543,665(22)	5.14%	(23)

8.125% SERIES G PREFERRED STOCK OWNERSHIP

Name of Beneficial Owner (1)	Amount Beneficially	Percent Of Class

CB Richard Ellis Global Real Estate Securities, LLC	466,182(24)	4.91%	(23)
Alan R. Weiler	32,000(25)		(5)

(1)	Unless otherwise indicated in the footnotes below, the address for each beneficial owner listed is 180 East Broad Street, Columbus, Ohio 43215.

(2)
Unless otherwise indicated, the listed beneficial owner has sole voting and investment power with respect to the Common Shares and 8.125% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest (“Series G Preferred Stock”), as applicable.

(3)
Certain trustees and executive officers of the Company own limited partnership operating units in GPLP (“OP Units”), which OP Units may (at the holder’s election) be redeemed at any time for, at the sole option of GPLP, cash (at a price equal to the fair market value of an equal number of Common Shares), Common Shares on a one-for-one basis, or any combination of cash and Common Shares (issued at fair market value on a one-for-one basis).

(4)
For the person or group listed, the Percent of Class was computed based on 68,920,383 Common Shares outstanding as of the Record Date and, in each person’s case, the number of Common Shares issuable upon the exercise of options and the redemption of OP Units held by such persons, or in the case of all trustees and executive officers as a group, the number of Common Shares issuable upon the exercise of options and the redemption of OP Units held by all such members of such group.  Common Shares issuable upon exercise of stock options are included only to the extent the related stock options are exercisable within sixty (60) days of the Record Date.

(5)
As applicable, the percentage ownership of the listed person does not exceed one percent (1%) of the Company’s outstanding Common Shares as of the Record Date or one percent (1%) of the Company’s outstanding Series G Preferred Stock as of the Record Date.

(6)
Includes 1,011,365 Common Shares and 958,230 OP Units directly held by Mr. Herbert Glimcher. Also includes, 120,404 OP Units held directly by Mr. Glimcher’s spouse and 159,400 stock options that are fully vested. Also includes, 53,553 Common Shares owned by Mr. Glimcher and his spouse as tenants-in-common. Of Mr. Glimcher’s 1,011,365 Common Shares, 7,500 shares have transfer restrictions that lapse at various dates in the future. Mr. Glimcher has pledged 1,003,865 of his direct and unrestricted Common Share holdings as collateral. None of Mr. Glimcher’s other direct or indirect holdings are pledged as collateral or security.

(7)
Includes 322,118 Common Shares held directly by Mr. Michael P. Glimcher and 500 Common Shares held directly by Mr. Glimcher’s spouse.  Also includes 157,189 OP Units held directly by Mr. Glimcher and 383,000 stock options that are fully vested. Of Mr. Glimcher’s 322,118 Common Shares, 170,401 shares have transfer restrictions that lapse at various dates in the future. Mr. Glimcher has pledged 151,717 of his direct and unrestricted Common Share holdings as collateral.  None of Mr. Glimcher’s other direct or indirect holdings are pledged as collateral or security.

(8)
Includes 142,054 Common Shares held directly by Mr. Schmidt and 205,869 stock options that are fully vested. Of Mr. Schmidt’s 142,054 Common Shares, 48,110 shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Schmidt’s holdings are pledged as collateral or security.

(9)
Includes 35,611 Common Shares held directly by Mr. Drought and 64,666 stock options that are fully vested. Of Mr. Drought’s 35,611 Common Shares, 28,378 shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Drought’s holdings are pledged as collateral or security.

(10)
Includes 72,233 Common Shares held directly by Mr. Yale and 62,667 stock options that are fully vested. Of Mr. Yale’s 72,233 Common Shares, 56,445 shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Yale’s holdings are pledged as collateral or security.

(11)
Includes 103,066 Common Shares held directly by Mr. Loeb and 54,000 stock options that are fully vested. Of Mr. Loeb’s 103,066 Common Shares, 83,912 shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Loeb’s holdings are pledged as collateral or security.

(12)
Includes 27,500 Common Shares held directly by Mr. Aronowitz and 3,400 stock options that are fully vested. Of Mr. Aronowitz’s 27,500 Common Shares, 7,500 shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Aronowitz’s holdings are pledged as collateral or security.

(13)
Includes 15,500 Common Shares held directly by Mr. Celeste and 400 stock options that are fully vested.  Of Mr. Celeste’s 15,500 Common Shares, 7,500 shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Celeste’s holdings are pledged as collateral or security.

(14)
Includes 7,500 Common Shares held directly by Mr. Doran that have transfer restrictions that lapse at various dates in the future and 21,400 stock options that are fully vested.  None of Mr. Doran’s holdings are pledged as collateral or security.

(15)
Includes 7,500 Common Shares held directly by Mr. Gross that have transfer restrictions that lapse at various dates in the future and 9,400 stock options held by Mr. Gross that are fully vested.  Mr. Gross has not pledged any of his holdings as collateral or security.

(16)
Includes 7,500 Common Shares held directly by Mr. O’Brien that have transfer restrictions that lapse at various dates in the future and 400 stock options held by Mr. O’Brien that are fully vested.  None of Mr. O’Brien’s holdings are pledged as collateral or security.

(17)
Includes 110,500 Common Shares held directly by Mr. Overly of which 7,500 shares have transfer restrictions that lapse at various dates in the future and 9,400 stock options held by Mr. Overly that are fully vested. None of Mr. Overly’s holdings are pledged as collateral or security.

(18)
Includes 25,500 Common Shares held directly by Mr. Weiler and 5,000 Common Shares held by a limited partnership in which Mr. Weiler and his spouse are the general partners. Of the 25,500 Common Shares directly owned by Mr. Weiler, 7,500 shares have transfer restrictions that lapse at various dates in the future.  Mr. Weiler also holds 12,400 stock options that are fully vested. Mr. Weiler owns 78,157 OP Units through a limited partnership in which Mr. Weiler and his spouse are the general partners.  None of Mr. Weiler’s direct or indirect holdings (including Common Shares, OP Units, stock options, and preferred shares) are pledged as collateral or security.

(19)
Includes 8,500 Common Shares held directly by Mr. Williams of which 7,500 shares have transfer restrictions that lapse at various dates in the future and 9,400 stock options held by Mr. Williams that are fully vested.  Mr. Williams has not pledged any of his holdings as collateral or security.

(20)
Based solely on a Schedule 13G/A filed with the SEC on February 3, 2010.  The Vanguard Group, Inc. (“Vanguard”) reported that it has sole voting power over 87,068 Common Shares and sole dispositive power over 5,630,544 Common Shares. Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of Vanguard, is the beneficial owner of 87,068 Shares as a result of its serving as investment manager of collective trust accounts and VFTC directs the voting of these shares.  The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(21)
Based solely on a Schedule 13G/A filed with the SEC on February 12, 2010.  Weiss Multi-Strategy Advisers LLC and Messrs. Frederick E. Doucette III and George A. Weiss  (all, collectively, “Weiss”) reported shared voting power over 2,690,434 Common Shares and shared dispositive power over 4,312,290 Common Shares.  Weiss reported that it beneficially owns 4,312,290 Common Shares.  The address of Weiss is One State Street, 20th Floor, Hartford, CT 06103.

(22)
Based solely on a Schedule 13G filed with the SEC on February 12, 2010 by each of TIAA-CREF Investment Management, LLC (“Investment Management”) and Teachers Advisors, Inc. (“Advisors”). The address of Investment Management and Advisors is 730 Third Avenue, New York, New York 10017. Investment Management is the investment adviser to the College Retirement Equities Fund (“CREF”), a registered investment company, and may be deemed to be a beneficial owner of 1,531,079 Common Shares owned by CREF. Advisors is the investment adviser to three registered investment companies, TIAA-CREF Funds (“Funds”), TIAA-CREF Life Funds (“Life Funds”), and TIAA Separate Account VA-1 (“VA-1”), and may be deemed to be a beneficial owner of 2,012,586 Common Shares owned by the Funds, Life Funds and VA-1. Investment Management and Advisors have reported their combined holdings for the purpose of administrative convenience. Each of Investment Management and Advisors expressly disclaims beneficial ownership of the other’s securities holdings and each disclaims that it is a member of a “group” with the other.

(23)
For the beneficial owner listed, the Percent of Class was computed based solely on 68,920,383 Common Shares outstanding as of the Record Date or, as applicable, 9,500,000 shares of Series G Preferred Stock outstanding as of the Record Date.

(24)
Based solely on a Schedule 13G filed with the SEC on February 17, 2010 by CB Richard Ellis Global Real Estate Securities, LLC (“CBRE”) in which it reported sole voting and sole dispositive power as to 466,182 shares of Series G Preferred Stock. CBRE reported that it beneficially owned 466,182 Series G Preferred Shares.  The address of CBRE is 250 W. Pratt Street, Suite 2000, Baltimore, MD  21201.

(25)	Shares are held by a limited partnership of which Mr. Weiler and his spouse are the general partners.

GENERAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s trustees, executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC on Forms 3, 4, and 5. Trustees, executive officers, and beneficial owners of greater than ten percent (10%) are required by the regulations of the SEC to furnish the Company with copies of all of the Section 16(a) Forms 3, 4, and 5 that they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all of its trustees, executive officers, and beneficial owners of greater than ten percent (10%) of the outstanding Common Shares complied with all Section 16(a) filing requirements applicable to them with respect to transactions during the year ended December 31, 2009.

Shareholder Proposals

The Bylaws provide that in order for a shareholder to nominate a candidate for election as a trustee at an Annual Meeting of Shareholders or propose business for consideration at such meeting, written notice of the nominee or proposal must be given to the Secretary of the Company no more than 150 days nor less than 120 days prior to the first anniversary of the mailing date of the proxy statement for the preceding year’s Annual Meeting of shareholders.  Accordingly, proposals of shareholders that pertain to such matters or any other matters permitted under our Bylaws to be brought before our shareholders at the 2011 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no earlier than November 24, 2010 and no later than 5:00 p.m., Eastern Time, on December 24, 2010 in order for such proposal(s) to be considered at the 2011 Annual Meeting of Shareholders.  Shareholders interested in presenting a proposal for inclusion in the Company’s proxy statement for the 2011 Annual Meeting of Shareholders may do so by following the procedures in Rule 14a-8, or any such successor rule, under the Exchange Act.  To be eligible for inclusion, shareholder proposals must be received by the Company at its principal executive offices no later than December 24, 2010.  The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future. The Nominating and Corporate Governance Committee will consider nominations of persons to serve as a trustee recommended by the shareholders using the process described herein.

Financial and Other Information

The Company’s Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including certain financial statements and schedules, were previously made available to the Company’s shareholders in connection with the distribution and issuance of the Company’s Proxy Statement for the 2010 Annual Meeting of Shareholders.  Glimcher® is a registered trademark of the Company.

Expenses of Solicitation

The cost of soliciting proxies will be borne by the Company. Brokers and nominees should forward soliciting materials to the beneficial owners of the Common Shares held of record by such persons and the Company will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by trustees, officers, and regular employees of the Company, who will not be specially compensated for such services, by means of personal calls upon, or telephonic or telegraphic communications with, shareholders or their personal representatives.

The Company has also engaged the services of The Altman Group, Inc. to provide certain advisory services in connection with this solicitation at an anticipated cost of $2,500, along with reimbursement of out-of-pocket expenses.  Our agreement with The Altman Group, Inc. also contains customary confidentiality and indemnification provisions.

Other Matters

The Board of Trustees knows of no matters other than those described in this Proxy Statement that are likely to come before the Special Meeting.  If any other matters properly come before the Special Meeting, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their discretion to the extent permitted by applicable laws or regulations.

By Order of the Board of Trustees

Kim A. Rieck
Senior Vice President, General Counsel, & Secretary
May 14, 2010

Appendix A
ARTICLES OF AMENDMENT
TO
GLIMCHER REALTY TRUST
AMENDED AND RESTATED DECLARATION OF TRUST

Glimcher Realty Trust, a real estate investment trust organized and existing under the laws of the State of Maryland (the “Trust”), and having its executive office at 180 East Broad Street, Columbus, Ohio 43215, hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST.  The Trust desires to and does amend its Amended and Restated Declaration of Trust as currently in effect and as hereinafter provided.

SECOND.  Article VI, Section 6.1 is hereby deleted in its entirety and amended by deleting the following text from such section:

Section 6.1   Shares.  The beneficial interest in the Trust shall be divided into Shares.  The total number of Shares which the Trust has authority to issue is 100,000,000, $.01 par value per share, and shall consist of Common Shares and such other types or classes of Securities of the Trust as the Trustees may create and authorize from time to time and designate as representing a beneficial interest in the Trust.  Shares may be issued for such consideration as the Trustees determine or, if issued as a result of a Share dividend or Share split, without any consideration, in which case all Shares so issued shall be fully paid and nonassessable by the Trust.

and replacing it with the following:

Section 6.1   Shares.  The beneficial interest in the Trust shall be divided into Shares.  The total number of Shares which the Trust has authority to issue is 150,000,000, $.01 par value per share, and shall consist of Common Shares and such other types or classes of Securities of the Trust as the Trustees may create and authorize from time to time and designate as representing a beneficial interest in the Trust.  Shares may be issued for such consideration as the Trustees determine or, if issued as a result of a Share dividend or Share split, without any consideration, in which case all Shares so issued shall be fully paid and nonassessable by the Trust.

THIRD.  The foregoing amendment has been duly authorized and approved by the Executive Committee of the Board of Trustees, under the authority delegated by the Board of Trustees, and approved by the Trust’s shareholders in the manner and by the vote required by law.

FOURTH.  The aggregate par value of all authorized shares without giving effect to these Articles of Amendment is $1,000,000. The aggregate par value of all authorized shares upon giving effect to these Articles of Amendment will be $1,500,000.

FIFTH.  These Articles of Amendment have not changed the information required by subsection (b)(2)(i) of Section 2−607 of the Maryland General Corporation Law.

SIXTH.  The undersigned Chairman of the Board and Chief Executive Officer of the Company acknowledges these Articles of Amendment to be the act of the Company and as to all matters or facts required to be verified under oath, that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and such statement is made under the penalties for perjury.

A-1

IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to be executed under seal in its name and on its behalf by its Chairman of the Board and Chief Executive Officer and attested to by its Secretary on this _____ day of _____, 2010.

ATTEST		GLIMCHER REALTY TRUST

By:
Kim A. Rieck		Michael P. Glimcher
Secretary		Chairman of the Board and Chief
Executive Officer

A-2

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting
to Be Held on June 29, 2010:  The Proxy Statement is available at www.proxyvote.com.

M24715-P88788

GLIMCHER REALTY TRUST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES
SPECIAL MEETING OF SHAREHOLERS TO BE HELD ON JUNE 29, 2010

The undersigned shareholder(s) hereby appoint(s) Kim A. Rieck, Esq. and Michael P. Glimcher, or either of them, as proxies for the undersigned, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Glimcher Realty Trust that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 11:00 A.M. local time, on June 29, 2010, at the corporate headquarters of Glimcher Realty Trust, located at 180 East Broad Street, 21st Floor, Columbus, Ohio 43215, and any adjournment or postponement thereof.  The undersigned hereby acknowledges receipt of the notice of the special meeting of shareholders to be held on June 29, 2010 and of the accompanying proxy statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S).  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.  PROXY HOLDERS ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments: ________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M24714-P88788 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLIMCHER REALTY TRUST

The Board of Trustees recommends you vote FOR the following proposal:

		For	Against	Abstain
1.	To amend Glimcher Realty Trust’s Amended and Restated Declaration of Trust to increase the number of authorized shares of beneficial interest from 100,000,000 to 150,000,000.	☐	☐	☐

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated	☐

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date